SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Date of Report (Date of Earliest Event Reported):  July 5, 1995



                            NATIONSBANK CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)




    North Carolina                1-6523              56-0906609
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(State of Incorporation)        (Commission     (IRS Employer
                                File Number)    Identification No.)





NationsBank Corporate Center, Charlotte, North Carolina 28255
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(Address of Principal Executive Offices)                (Zip Code)




                                (704) 386-5000
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(Registrant's Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.

        On July 5, 1995, the Registrant consummated a $500 million Eurobond offering of U.S. dollar floating rate senior notes (the "Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors. The Notes mature in five years, are redeemable after three years, and have a coupon interest rate equal to the London Interbank Offered Rate plus a margin of .20 percent. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.




ITEM 7. EXHIBITS.

        The following exhibit is filed herewith:


Exhibit No.     Description of Exhibit
- -----------     ----------------------

99.1            Press Release dated July 5,
                1995 with respect to the
                completion of the Registrant's
                Eurobond offering of U.S. dollar
                floating rate senior notes.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        NATIONSBANK CORPORATION



                                        By: /s/ Charles M. Berger
                                            ---------------------
                                            Charles M. Berger
                                            Associate General Counsel




Dated:  July 10, 1995

                                EXHIBIT INDEX



Exhibit No.     Description of Exhibit
- -----------     ----------------------

99.1            Press Release dated July 5,
                1995 with respect to the
                completion of the Registrant's
                Eurobond offering of U.S. dollar
                floating rate senior notes.